UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) February 1, 2007



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



            STATE OF DELAWARE                  1-143           38-0572515
            -----------------                  -----           ----------
        (State or other jurisdiction of     (Commission     (I.R.S. Employer
        Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit, Michigan                 48265-3000
      -----------------------------------------                 ----------
      (Address of Principal Executive Offices)                  (Zip Code)



      Registrant's telephone number, including area code (313) 556-5000
                                                         --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR
    240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On February 1, 2007 General Motors Corporation (GM) issued a news release announcing January 2007 sales. The release is as follows:


                    GM Reports 247,464 Deliveries in January

Daily Rental Sales Reductions Accelerated

All-New Silverado and Sierra Power Full-Size Pickup Increase

GMC Acadia and Saturn Outlook Drive Mid-Utility Crossover Retail Segment Up 132 Percent

Retail-To-Fleet Mix Continues To Improve

DETROIT - GM accelerated its efforts to reduce daily rental sales with a dramatic cut versus January 2006, contributing to United States total deliveries of 247,464 vehicles, down 19.7 percent on a sales day adjusted basis, from sales of 296,003 in January 2006.

"We are aggressively reducing our daily rental fleet sales as a continuing element of our strategy to offer industry-leading value and improve residuals. Importantly, we also are launching significant new vehicles such as everybody's truck of the year, the Chevrolet Silverado, and GMC Sierra full-size pickups, as well as the new GMC Acadia and Saturn Outlook mid-utility crossovers," said Mark LaNeve, vice president, GM North American Sales, Service and Marketing. "In January, our mix of total fleet to retail sales continued to improve significantly. The positive movement we have seen in total mix, and the mix of fleet to retail sales, positions us for future retail sales growth."

Total full-size pickup retail sales were up 7 percent compared with January 2006, with positive showings by Chevrolet Avalanche up 77 percent and GMC Sierra up 13 percent. Chevrolet Silverado retail sales volume was up more than 1,000 trucks compared with last January.

The new GMC Acadia and Saturn Outlook together accounted for more than 2,300 retail vehicle sales in the month. Combined with a 25 percent increase in retail sales for Buick Rendezvous, the mid-utility segment grew retail sales 132 percent compared with year-ago January levels.

Large luxury utilities continued to perform well, with a 40 percent retail increase by Cadillac Escalade, a 116 percent retail increase by the Escalade ESV and a 44 percent retail increase by Escalade EXT, compared with January 2006. "The continued strong performance of our segment-leading Escalade luxury utilities demonstrates our ability to design and deliver outstanding large luxury SUVs, with the best value, to the marketplace," LaNeve added.

Driven by a 5 percent increase in Chevrolet Aveo retail sales, GM's economy car segment retail volume was up 5 percent compared with January 2006. A 6 percent retail increase in Buick Lucerne and a 30 percent increase in Chevrolet Impala retail sales, compared with the same month a year ago, pushed GM's mid-car segment retail volume up 3 percent.

Certified Used Vehicles

January 2007 sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Saturn Certified Pre-Owned Vehicles, Saab Certified Pre-Owned Vehicles, and HUMMER Certified Pre-Owned Vehicles, were 43,262 units, up nearly 10 percent from last January.

GM Certified Used Vehicles, the industry's top-selling certified brand, posted January sales of 37,550 units, up 9 percent from year-ago levels.

Cadillac Certified Pre-Owned Vehicles posted strong January sales of 3,732 units, up nearly 27 percent. Saturn Certified Pre-Owned Vehicles sold 1,326 units in January, down 17.5 percent. Saab Certified Pre-Owned Vehicles sold 527 units, up 22 percent, and HUMMER Certified Pre-Owned Vehicles sold 127 units.

"GM Certified Used Vehicles started the new year off strong, increasing sales 9 percent over last January," LaNeve said. "This builds nicely upon 2006, when GM Certified Used Vehicles closed the year as the industry's top-selling manufacturer-certified brand for the fifth consecutive year. We're very pleased with this start and are confident 2007 will be a year for continued growth."

GM North America Reports January 2007 Production, 2007 First-Quarter Production Forecast is Revised at 1.080 Million Vehicles

In January, GM North America produced 313,000 vehicles (135,000 cars and 178,000 trucks). This is down 74,000 vehicles or 19 percent compared to January 2006 when the region produced 387,000 vehicles (159,000 cars and 228,000 trucks). (Production totals include joint venture production of 15,000 vehicles in January 2007 and 26,000 vehicles in January 2006.) The region's 2007 first-quarter production forecast is revised at 1.080 million vehicles (417,000 cars and 663,000 trucks), down 40,000 vehicles or 3.6 percent from last month's guidance. The production decrease is due to GM's ongoing efforts to reduce low-margin daily rental fleet sales, shifting production to the company's new full-size pickups and the ongoing management of inventories. In the first-quarter of 2006, the region produced 1.255 million vehicles (496,000 cars and 759,000 trucks).

GM also announced 2006 actual fourth-quarter production and 2007 revised first-quarter production forecasts for its international regions.

GM Europe - In the fourth-quarter of 2006, GM Europe built 443,000 vehicles. In the fourth-quarter of 2005, the region built 443,000 vehicles. The region's 2007 first-quarter production forecast is unchanged at 508,000 units. In the first-quarter of 2006 the region built 494,000 vehicles.

GM Asia Pacific - GM Asia Pacific built 509,000 vehicles in the fourth-quarter of 2006. In the fourth-quarter of 2005, the region built 420,000 vehicles. The region's 2007 first-quarter production forecast is revised at 521,000 units, down 10,000 units from last month's guidance. In the first-quarter of 2006 the region built 472,000 vehicles.

GM Latin America, Africa and the Middle East - In the fourth-quarter of 2006, the region built 215,000 vehicles. In the fourth-quarter of 2005, the region built 188,000 vehicles. The region's 2007 first-quarter production forecast is revised at 225,000 units, up 11,000 vehicles from last month's guidance. In the first-quarter of 2006, the region built 194,000 vehicles.

General Motors Corp. (NYSE: GM), the world's largest automaker, has been the global industry sales leader for 76 years. Founded in 1908, GM today employs about 284,000 people around the world. With global headquarters in Detroit, GM manufactures its cars and trucks in 33 countries. In 2006, nearly 9.1 million GM cars and trucks were sold globally under the following brands: Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, HUMMER, Opel, Pontiac, Saab, Saturn and Vauxhall. GM's OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, we use words like "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions to identify forward-looking statements, representing our current judgment about possible future events. We believe these judgments are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include: the pace of introductions and market acceptance of new products; the effect of competition on our markets and significant changes in the competitive environment; price increases or shortages of fuel; and changes in laws, regulations or tax rates. GM's most recent annual report on Form 10-K and quarterly report on Form 10-Q provide information about these factors, which may be revised or supplemented in future reports to the SEC on Form 10-Q or 8-K.

                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:

-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                  January               January - January
-------------------------------------------------------------------------------
 Curr S/D:   25                            % Chg                         %Chg
 Prev S/D:   24           2007      2006  per S/D      2007       2006  per S/D
-------------------------------------------------------------------------------
Vehicle Total          247,464   296,003   -19.7    247,464    296,003   -19.7
Car Total              104,156   134,467   -25.6    104,156    134,467   -25.6
Truck Total            143,308   161,536   -14.8    143,308    161,536   -14.8
Light Truck Total      140,458   158,664   -15.0    140,458    158,664   -15.0
Light Vehicle Total    244,614   293,131   -19.9    244,614    293,131   -19.9
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
      Market Division
       Vehicle Total                                  Calendar Year-to-Date
                                  January               January - January
-------------------------------------------------------------------------------
                                           % Chg                         %Chg
                          2007      2006  per S/D      2007       2006  per S/D
-------------------------------------------------------------------------------
Buick                   12,013    17,173   -32.8     12,013     17,173   -32.8
Cadillac                13,740    14,733   -10.5     13,740     14,733   -10.5
Chevrolet              148,449   173,622   -17.9    148,449    173,622   -17.9
GMC                     28,488    27,978    -2.3     28,488     27,978    -2.3
HUMMER                   3,980     5,214   -26.7      3,980      5,214   -26.7
Oldsmobile                   0         4   ***.*          0          4   ***.*
Other - Isuzu              667       631     1.5        667        631     1.5
Pontiac                 24,060    37,545   -38.5     24,060     37,545   -38.5
Saab                     2,362     2,196     3.3      2,362      2,196     3.3
Saturn                  13,705    16,907   -22.2     13,705     16,907   -22.2
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Vehicles Produced in US/Canada/Mexico
-------------------------------------------------------------------------------
Car                     97,930   129,306   -27.3     97,930    129,306   -27.3
-------------------------------------------------------------------------------
Light Truck            140,458   158,664   -15.0    140,458    158,664   -15.0
-------------------------------------------------------------------------------

Twenty-five selling days for the Month period this year and twenty-four for last year.


*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                  January 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                  January               January - January
-------------------------------------------------------------------------------
                                           % Chg                         %Chg
                          2007      2006  per S/D      2007       2006  per S/D
                        -------------------------------------------------------
     Selling Days (S/D)     25        24                 25         24
-------------------------------------------------------------------------------
Century                      2        12   -84.0          2         12   -84.0
LaCrosse                 2,585     5,332   -53.5      2,585      5,332   -53.5
LeSabre                     24       504   -95.4         24        504   -95.4
Lucerne                  5,759     6,107    -9.5      5,759      6,107    -9.5
Park Avenue                  3         5   -42.4          3          5   -42.4
Regal                        0         6   ***.*          0          6   ***.*
      Buick Total        8,373    11,966   -32.8      8,373     11,966   -32.8
-------------------------------------------------------------------------------
CTS                      2,843     3,806   -28.3      2,843      3,806   -28.3
DeVille                     10       145   -93.4         10        145   -93.4
DTS                      4,095     5,279   -25.5      4,095      5,279   -25.5
Seville                      0         1   ***.*          0          1   ***.*
STS                      1,407     1,668   -19.0      1,407      1,668   -19.0
XLR                        122       183   -36.0        122        183   -36.0
      Cadillac Total     8,477    11,082   -26.6      8,477     11,082   -26.6
-------------------------------------------------------------------------------
Aveo                     3,789     2,756    32.0      3,789      2,756    32.0
Cavalier                     6        53   -89.1          6         53   -89.1
Classic                      1         1    -4.0          1          1    -4.0
Cobalt                  13,023    17,513   -28.6     13,023     17,513   -28.6
Corvette                 2,234     2,579   -16.8      2,234      2,579   -16.8
Impala                  25,275    21,648    12.1     25,275     21,648    12.1
Malibu                   9,209    18,407   -52.0      9,209     18,407   -52.0
Monte Carlo              1,639     4,394   -64.2      1,639      4,394   -64.2
SSR                         54       326   -84.1         54        326   -84.1
      Chevrolet Total   55,230    67,677   -21.7     55,230     67,677   -21.7
-------------------------------------------------------------------------------
Alero                        0         3   ***.*          0          3   ***.*
Aurora                       0         0   ***.*          0          0   ***.*
      Oldsmobile Total       0         3   ***.*          0          3   ***.*
-------------------------------------------------------------------------------
Bonneville                  25       194   -87.6         25        194   -87.6
G5                       1,312         0   ***.*      1,312          0   ***.*
G6                      11,998    15,340   -24.9     11,998     15,340   -24.9
Grand Am                    16       105   -85.4         16        105   -85.4
Grand Prix               5,344    11,903   -56.9      5,344     11,903   -56.9
GTO                        552       594   -10.8        552        594   -10.8
Solstice                   861     1,990   -58.5        861      1,990   -58.5
Sunfire                      3       152   -98.1          3        152   -98.1
Vibe                     2,130     2,741   -25.4      2,130      2,741   -25.4
      Pontiac Total     22,241    33,019   -35.3     22,241     33,019   -35.3
-------------------------------------------------------------------------------
9-2X                        35        50   -32.8         35         50   -32.8
9-3                      1,475     1,541    -8.1      1,475      1,541    -8.1
9-5                        375       220    63.6        375        220    63.6
      Saab Total         1,885     1,811    -0.1      1,885      1,811    -0.1
-------------------------------------------------------------------------------
Aura                     4,102         0   ***.*      4,102          0   ***.*
ION                      3,150     8,905   -66.0      3,150      8,905   -66.0
Saturn L Series              0         4   ***.*          0          4   ***.*
Sky                        698         0   ***.*        698          0   ***.*
      Saturn Total       7,950     8,909   -14.3      7,950      8,909   -14.3
-------------------------------------------------------------------------------
      GM Total         104,156   134,467   -25.6    104,156    134,467   -25.6
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *      97,930   129,306   -27.3     97,930    129,306   -27.3
-------------------------------------------------------------------------------
GM Import                6,226     5,161    15.8      6,226      5,161    15.8
-------------------------------------------------------------------------------
      GM Total         104,156   134,467   -25.6    104,156    134,467   -25.6
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                  January 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                  January               January - January
-------------------------------------------------------------------------------
                                           % Chg                         %Chg
                          2007      2006  per S/D      2007       2006  per S/D
                        -------------------------------------------------------
     Selling Days (S/D)     25        24                 25         24
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              8,373    11,966   -32.8      8,373     11,966   -32.8
Cadillac Total           8,477    11,082   -26.6      8,477     11,082   -26.6
Chevrolet Total         51,441    64,921   -23.9     51,441     64,921   -23.9
Oldsmobile Total             0         3   ***.*          0          3   ***.*
Pontiac Total           21,689    32,425   -35.8     21,689     32,425   -35.8
Saturn Total             7,950     8,909   -14.3      7,950      8,909   -14.3
      GM North America
       Total*           97,930   129,306   -27.3     97,930    129,306   -27.3
===============================================================================
Chevrolet Total          3,789     2,756    32.0      3,789      2,756    32.0
Pontiac Total              552       594   -10.8        552        594   -10.8
Saab Total               1,885     1,811    -0.1      1,885      1,811    -0.1
      GM Import Total    6,226     5,161    15.8      6,226      5,161    15.8
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             12,013    17,173   -32.8     12,013     17,173   -32.8
Cadillac Total          13,740    14,733   -10.5     13,740     14,733   -10.5
Chevrolet Total        148,449   173,622   -17.9    148,449    173,622   -17.9
GMC Total               28,488    27,978    -2.3     28,488     27,978    -2.3
HUMMER Total             3,980     5,214   -26.7      3,980      5,214   -26.7
Oldsmobile Total             0         4   ***.*          0          4   ***.*
Other-Isuzu Total          667       631     1.5        667        631     1.5
Pontiac Total           24,060    37,545   -38.5     24,060     37,545   -38.5
Saab Total               2,362     2,196     3.3      2,362      2,196     3.3
Saturn Total            13,705    16,907   -22.2     13,705     16,907   -22.2
      GM Total         247,464   296,003   -19.7    247,464    296,003   -19.7
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  January 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                  January               January - January
-------------------------------------------------------------------------------
                                           % Chg                         %Chg
                          2007      2006  per S/D      2007       2006  per S/D
                        -------------------------------------------------------
     Selling Days (S/D)     25        24                 25         24
-------------------------------------------------------------------------------

Rainier                    460       568   -22.3        460        568   -22.3
Rendezvous               2,782     3,281   -18.6      2,782      3,281   -18.6
Terraza                    398     1,358   -71.9        398      1,358   -71.9
      Total Buick        3,640     5,207   -32.9      3,640      5,207   -32.9
-------------------------------------------------------------------------------
Escalade                 2,169     1,403    48.4      2,169      1,403    48.4
Escalade ESV             1,011       492    97.3      1,011        492    97.3
Escalade EXT               530       352    44.5        530        352    44.5
SRX                      1,553     1,404     6.2      1,553      1,404     6.2
      Total Cadillac     5,263     3,651    38.4      5,263      3,651    38.4
-------------------------------------------------------------------------------
Astro                       11        62   -83.0         11         62   -83.0
C/K Suburban(Chevy)      4,951     5,507   -13.7      4,951      5,507   -13.7
Chevy C/T Series            22        17    24.2         22         17    24.2
Chevy W Series             152       156    -6.5        152        156    -6.5
Colorado                 5,204     5,075    -1.6      5,204      5,075    -1.6
Equinox                  5,325     6,161   -17.0      5,325      6,161   -17.0
Express Cutaway/G Cut    1,054     1,065    -5.0      1,054      1,065    -5.0
Express Panel/G Van      4,424     6,155   -31.0      4,424      6,155   -31.0
Express/G Sportvan         786     1,198   -37.0        786      1,198   -37.0
HHR                      6,104     8,613   -32.0      6,104      8,613   -32.0
Kodiak 4/5 Series          675       756   -14.3        675        756   -14.3
Kodiak 6/7/8 Series        215       265   -22.1        215        265   -22.1
S/T Blazer                   0        21   ***.*          0         21   ***.*
S/T Pickup                   0         0   ***.*          0          0   ***.*
Tahoe                    8,360    13,093   -38.7      8,360     13,093   -38.7
Tracker                      0         2   ***.*          0          2   ***.*
TrailBlazer              9,368    13,479   -33.3      9,368     13,479   -33.3
Uplander                 3,888     3,808    -2.0      3,888      3,808    -2.0
Venture                      2        34   -94.4          2         34   -94.4
................................................................................
     Avalanche           4,285     2,345    75.4      4,285      2,345    75.4
     Silverado-C/K
       Pickup           38,393    38,133    -3.3     38,393     38,133    -3.3
Chevrolet Fullsize
  Pickups               42,678    40,478     1.2     42,678     40,478     1.2
................................................................................
      Chevrolet Total   93,219   105,945   -15.5     93,219    105,945   -15.5
-------------------------------------------------------------------------------
Acadia                   1,682         0   ***.*      1,682          0   ***.*
Canyon                   1,689     1,203    34.8      1,689      1,203    34.8
Envoy                    3,176     4,749   -35.8      3,176      4,749   -35.8
GMC C/T Series              18         9    92.0         18          9    92.0
GMC W Series               249       234     2.2        249        234     2.2
Safari (GMC)                10        13   -26.2         10         13   -26.2
Savana Panel/G Classic     996     1,106   -13.5        996      1,106   -13.5
Savana Special/G Cut       390       934   -59.9        390        934   -59.9
Savana/Rally               104       197   -49.3        104        197   -49.3
Sierra                  13,147    11,800     7.0     13,147     11,800     7.0
Sonoma                       0         0   ***.*          0          0   ***.*
Topkick 4/5 Series         434       363    14.8        434        363    14.8
Topkick 6/7/8 Series       418       441    -9.0        418        441    -9.0
Yukon                    3,713     3,867    -7.8      3,713      3,867    -7.8
Yukon XL                 2,462     3,062   -22.8      2,462      3,062   -22.8
      GMC Total         28,488    27,978    -2.3     28,488     27,978    -2.3
-------------------------------------------------------------------------------
HUMMER H1                   24        18    28.0         24         18    28.0
HUMMER H2                1,069     1,419   -27.7      1,069      1,419   -27.7
HUMMER H3                2,887     3,777   -26.6      2,887      3,777   -26.6
      HUMMER Total       3,980     5,214   -26.7      3,980      5,214   -26.7
-------------------------------------------------------------------------------
Bravada                      0         0   ***.*          0          0   ***.*
Silhouette                   0         1   ***.*          0          1   ***.*
      Oldsmobile Total       0         1   ***.*          0          1   ***.*
-------------------------------------------------------------------------------
Other-Isuzu F Series       105        67    50.4        105         67    50.4
Other-Isuzu H Series         4         8   -52.0          4          8   -52.0
Other-Isuzu N Series       558       556    -3.7        558        556    -3.7
      Other-Isuzu Total    667       631     1.5        667        631     1.5
-------------------------------------------------------------------------------
Aztek                        6        50   -88.5          6         50   -88.5
Montana                      4        65   -94.1          4         65   -94.1
Montana SV6                161     1,450   -89.3        161      1,450   -89.3
Torrent                  1,648     2,961   -46.6      1,648      2,961   -46.6
      Pontiac Total      1,819     4,526   -61.4      1,819      4,526   -61.4
-------------------------------------------------------------------------------
9-7X                       477       385    18.9        477        385    18.9
      Saab Total           477       385    18.9        477        385    18.9
-------------------------------------------------------------------------------
Outlook                    944         0   ***.*        944          0   ***.*
Relay                      139       605   -77.9        139        605   -77.9
VUE                      4,672     7,393   -39.3      4,672      7,393   -39.3
      Saturn Total       5,755     7,998   -30.9      5,755      7,998   -30.9
-------------------------------------------------------------------------------
      GM Total         143,308   161,536   -14.8    143,308    161,536   -14.8
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     142,450   160,724   -14.9    142,450    160,724   -14.9
-------------------------------------------------------------------------------
GM Import                  858       812     1.4        858        812     1.4
-------------------------------------------------------------------------------
      GM Total         143,308   161,536   -14.8    143,308    161,536   -14.8
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     140,458   158,664   -15.0    140,458    158,664   -15.0
-------------------------------------------------------------------------------
GM Import                    0         0   ***.*          0          0   ***.*
-------------------------------------------------------------------------------
     GM Total          140,458   158,664   -15.0    140,458    158,664   -15.0
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  January 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                  January               January - January
-------------------------------------------------------------------------------
                                           % Chg                          %Chg
                          2007      2006  per S/D      2007       2006  per S/D
                        -------------------------------------------------------
     Selling Days (S/D)     25        24                 25         24
-------------------------------------------------------------------------------
        GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              3,640     5,207   -32.9      3,640      5,207   -32.9
Cadillac Total           5,263     3,651    38.4      5,263      3,651    38.4
Chevrolet Total         93,108   105,831   -15.5     93,108    105,831   -15.5
GMC Total               28,275    27,786    -2.3     28,275     27,786    -2.3
HUMMER Total             3,980     5,214   -26.7      3,980      5,214   -26.7
Oldsmobile Total             0         1   ***.*          0          1   ***.*
Other-Isuzu Total          133       125     2.1        133        125     2.1
Pontiac Total            1,819     4,526   -61.4      1,819      4,526   -61.4
Saab Total                 477       385    18.9        477        385    18.9
Saturn Total             5,755     7,998   -30.9      5,755      7,998   -30.9
      GM North America
        Total*         142,450   160,724   -14.9    142,450    160,724   -14.9
-------------------------------------------------------------------------------
Chevrolet Total            111       114    -6.5        111        114    -6.5
GMC Total                  213       192     6.5        213        192     6.5
Other-Isuzu Total          534       506     1.3        534        506     1.3
      GM Import Total      858       812     1.4        858        812     1.4
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              3,640     5,207   -32.9      3,640      5,207   -32.9
Cadillac Total           5,263     3,651    38.4      5,263      3,651    38.4
Chevrolet Total         92,155   104,751   -15.5     92,155    104,751   -15.5
GMC Total               27,369    26,931    -2.4     27,369     26,931    -2.4
HUMMER Total             3,980     5,214   -26.7      3,980      5,214   -26.7
Oldsmobile Total             0         1   ***.*          0          1   ***.*
Pontiac Total            1,819     4,526   -61.4      1,819      4,526   -61.4
Saab Total                 477       385    18.9        477        385    18.9
Saturn Total             5,755     7,998   -30.9      5,755      7,998   -30.9
      GM North America
        Total*         140,458   158,664   -15.0    140,458    158,664   -15.0
-------------------------------------------------------------------------------

                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total              3,640     5,207   -32.9      3,640      5,207   -32.9
Cadillac Total           5,263     3,651    38.4      5,263      3,651    38.4
Chevrolet Total         92,155   104,751   -15.5     92,155    104,751   -15.5
GMC Total               27,369    26,931    -2.4     27,369     26,931    -2.4
HUMMER Total             3,980     5,214   -26.7      3,980      5,214   -26.7
Oldsmobile Total             0         1   ***.*          0          1   ***.*
Pontiac Total            1,819     4,526   -61.4      1,819      4,526   -61.4
Saab Total                 477       385    18.9        477        385    18.9
Saturn Total             5,755     7,998   -30.9      5,755      7,998   -30.9
      GM Total         140,458   158,664   -15.0    140,458    158,664   -15.0
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                        GM Production Schedule - 02/01/07


                                                                           Memo: Joint Venture
                        GMNA                                             --------------------------
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----
2007 Q1 #       417    663  1,080     508      225      521    2,334      15    34    276
  O/(U) prior
forecast:@ *    (38)    (2)   (40)      0       11      (10)     (39)      0   (10)    12
=====================================================================================================
                        GMNA
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car  Truck   Total   GME    GMLAAM    GMAP   Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----
   2001
1st Qtr.        580    634  1,214     538      138       51    1,941      18     9     NA
2nd Qtr.        638    726  1,364     491      165       64    2,084      13    16     NA
3rd Qtr.        574    664  1,238     373      146       74    1,832      11    15     NA
4th Qtr.        573    721  1,294     441      127       67    1,929       9    16     NA
              -----  -----  -----   -----      ---      ---    -----      --    --
    CY        2,365  2,745  5,110   1,842      575      256    7,786      51    56     NA

   2002
1st Qtr.        600    753  1,353     456      131       65    2,005      11    11     NA
2nd Qtr.        688    865  1,553     453      141       74    2,221      15    17     NA
3rd Qtr.        568    740  1,308     408      132       87    1,935      19    20     NA
4th Qtr.        602    824  1,426     453      157       81    2,117      14    25     NA
              -----  -----  -----   -----      ---      ---    -----      --    --
    CY        2,458  3,182  5,640   1,770      561      307    8,278      59    73     NA

   2003
1st Qtr.        591    860  1,451     491      127       77    2,146      19    24     NA
2nd Qtr.        543    837  1,380     488      128       90    2,086      19    24     NA
3rd Qtr.        492    753  1,245     393      135      120    1,893      20    17     NA
4th Qtr.        558    827  1,385     446      157      133    2,121      16    20     NA
              -----  -----  -----   -----      ---      ---    -----      --    --
    CY        2,184  3,277  5,461   1,818      547      420    8,246      74    85     NA

   2004
1st Qtr.        525    820  1,345     473      159      296    2,273      19    19    247
2nd Qtr.        543    846  1,389     503      172      337    2,401      18    48    284
3rd Qtr.        463    746  1,209     411      185      314    2,119      16    43    261
4th Qtr.        466    811  1,277     442      200      386    2,305      17    47    324
              -----  -----  -----   -----      ---    -----    -----      --   ---  -----
    CY        1,997  3,223  5,220   1,829      716    1,333    9,098      70   158  1,116

   2005
1st Qtr.        470    712  1,182     502      185      335    2,204      16    51    286
2nd Qtr.        458    789  1,247     501      195      398    2,341      17    49    337
3rd Qtr.        423    723  1,146     412      207      409    2,174      15    50    199
4th Qtr.        483    798  1,281     443      188      420    2,332      14    68    197
              -----  -----  -----   -----      ---    -----    -----      --   ---  -----
    CY        1,834  3,022  4,856   1,858      775    1,562    9,051      62   218  1,019

   2006
1st Qtr.        496    759  1,255     494      194      472    2,415      18    50    246
2nd Qtr.        462    775  1,237     495      206      482    2,420      17    58    258
3rd Qtr.        417    633  1,050     374      215      433    2,072      12    48    202
4th Qtr.        446    661  1,107     443      215      509    2,274      11    43    260
              -----  -----  -----   -----      ---    -----    -----      --   ---    ---
    CY        1,821  2,828  4,649   1,806      830    1,896    9,181      58   199    966

   2007
1st Qtr. #      417    663  1,080     508      225      521    2,334      15    34    276
              -----  -----  -----   -----      ---    -----    -----

See notes on next page.


* Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more
@ Numbers may vary due to rounding
# Denotes estimate

(1) GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
(2) GME includes GM-AvtoVAZ joint venture production beginning in Q1 (2004)
(3) GMLAAM includes GM Egypt joint venture from 2001 through current calendar years
(4) GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004.
(5) International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.

This report is governed by the Forward Looking Statements language found in the Terms and Conditions on the GM Institutional Investor website.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  February 2, 2007              By:  /s/ NICK S. CYPRUS
                                     ---  ------------------
                                          (Nick S. Cyprus
                                           Controller and
                                           Chief Accounting Officer)